Tax Free Fund of Vermont
Semiannual June 30,2000

Letter to Shareholders
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights
Portfolio of Investments
Notes to Financial Statements

TAX FREE FUND OF VERMONT, INC.

June 30, 2000

Dear Shareholders,

During much of the first half of 2000, the Federal Reserve continued to raise interest rates in an effort to maintain low levels of inflation. Until May 2000, the municipal bond market was out of favor with investors and yields suffered. In this environment, the Fund produced a total return of 3.02% for the first six months of the year, an improvement over the negative 3.38% realized for the year ended December 31, 1999.

The Fund's net asset value per share increased from $9.48 at January 1, 2000 to $9.58 at June 30, 2000. This was due to a combination of factors, including a more favorable interest rate climate beginning in May. This favorable movement in interest rates resulted in an improvement in bond values that lifted bond market values.

Although a shift in demand that was apparent for most of 1999 moderated in the early part of 2000, investors continued to pursue equity and other investment alternatives. As a result, the net assets of the fund declined by 8.8%, from $8, 659,527 to $7,901,048. This erosion of net assets is similar to that being experienced by other U.S. municipal bond funds.

The Fund's expense ratio for the first six months of 2000 was 1.53% compared to 1.48% for the entire year of 1999. We continue to strive to lower this ratio through a combination of expense control and a renewed emphasis on marketing, which will allow us to benefit from leverage of our fixed costs.

Most experts feel that the Federal Reserve is near the end of its current monetary policy effort. If so, interest rates should be near a peak, which would be favorable for the bond market and the value of the assets in the Tax Free Fund of Vermont.

We appreciate your continued support. Please feel free to share your thoughts with us about how we might improve our service to you.

William Hahn

President

TAX FREE FUND OF VERMONT, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

ASSETS
   Investments in securities at market value
      (identified cost $7,936,199) (Note 1-A)                       $   7,733,685
   Cash                                                                     8,107
   Interest receivable                                                    126,422
   Prepaid expenses and other assets                                       48,161
                                                                       ----------
         Total assets                                                   7,916,375
                                                                       ----------

LIABILITIES
   Payable for capital stock redeemed                                      15,000
   Accrued expenses                                                           327
                                                                       ----------
         Total liabilities                                                 15,327
                                                                       ----------
NET ASSETS
   (Applicable to 824,555 shares outstanding,
    $.01 par value, 10,000,000 shares authorized)                   $   7,901,048
                                                                       ==========
NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
   ($7,901,048 divided by 824,555)                                          $9.58
                                                                             ====
NET ASSETS
   At June 30, 2000 net assets consisted of:
      Paid-in capital                                               $   8,280,490
      Accumulated net realized loss on investments                       (176,928)
      Unrealized depreciation of investments                             (202,514)
                                                                       ----------
                                                                    $   7,901,048
                                                                       ==========

TAX FREE FUND OF VERMONT, INC.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
   Income
      Interest                                                        $   219,534
                                                                       ----------
   Expenses
      Investment advisory fees (Note 4)                                    28,386
      Printing, supplies, and postage                                       6,197
      Audit and professional fees                                           6,486
      Insurance                                                             4,126
      Administrative and shareholder services (Note 4)                      5,650
      Portfolio pricing costs                                               1,654
      Custody fees                                                          1,280
      Registration fees                                                       746
      Directors fees and expenses                                           3,090
      Depreciation                                                          4,550
      Other                                                                   125
                                                                       ----------
      Total expenses                                                       62,290
                                                                       ----------
         Net investment income                                            157,244
                                                                       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized losses on investments sold                                (88,608)
   Net change in unrealized appreciation (depreciation)                   177,118
                                                                       ----------
         Net gain on investments                                           88,510
                                                                       ----------
            Net increase in net assets resulting from operations      $   245,754
                                                                       ==========

TAX FREE FUND OF VERMONT, INC.

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended June 30, 2000 and

Year Ended December 31, 1999 (Unaudited)

                                                          2000              1999
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
      Net investment income                         $    157,244      $   364,827
      Net realized gain (loss) on investments            (88,608)         (88,320)
      Net change in unrealized
        appreciation (depreciation)                      177,118         (599,482)
                                                     -----------       ----------
         Net increase (decrease) in net assets
            resulting from operations                    245,754         (322,975)

   DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net investment income                             (157,244)        (364,827)
      Realized gains on investments                          ---          (28,283)
                                                     -----------       ----------
            Total distributions to shareholders         (157,244)        (393,110)

CAPITAL SHARE TRANSACTIONS (Note 3)
      Increase (decrease) in net assets resulting
        from capital share transactions                 (846,989)        (163,500)
                                                     -----------       ----------
         Total increase (decrease) in net assets        (758,479)        (879,595)

NET ASSETS
   Beginning of period                                 8,659,527        9,539,112
                                                     -----------       ----------
   End of period                                    $  7,901,048      $ 8,659,527
                                                     ===========       ==========

TAX FREE FUND OF VERMONT, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period, Unaudited)

                                        January 1, 2000 For the Years Ended December 31,
                                              to         1999    1998    1997    1996
                                         June 30, 2000  -------------------------------
NET ASSET VALUE
   Beginning of year                       $ 9.48      $10.23  $10.29  $ 9.97  $ 9.96
                                            -----       -----   -----   -----   -----
   Income from investment operations
      Net investment income                   .18         .39     .43     .43     .43
      Net gain (loss) on securities
         (both realized and unrealized)       .10        (.72)   (.04)    .32     .01
                                             ----       -----   -----    ----    ----
      Total from investment operations        .28        (.33)    .39     .75     .44
                                             ----       -----   -----    ----    ----
   Less distributions from
      Net investment income                  (.18)       (.39)   (.43)   (.43)   (.43)
      Realized gains on investments          (.00)       (.03)   (.02)    ---     ---
                                             ----       -----   -----    ----    ----
      Total distributions                    (.18)       (.42)   (.45)   (.43)   (.43)
                                             ----       -----   -----    ----    ----
   End of year                             $ 9.58      $ 9.48  $10.23  $10.29  $ 9.97
                                            =====       =====   =====   =====   =====
TOTAL RETURN                                 3.02%      (3.38)%  7.74%   4.56%  12.65%

RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's)       $7,901      $8,660  $9,539  $7,879  $7,219
   Ratio of
      Expenses to average net assets         1.53%(1)    1.48%   1.51%   1.72%   1.55%
      Net investment income to
         average net assets                  3.86%(1)    3.88%   4.16%   4.26%   4.41%

   Portfolio Turnover                          12%         50%     41%     60%     98%
(1) Annualized

TAX FREE FUND OF VERMONT, INC.

PORTFOLIO OF INVESTMENTS

June 30, 2000 (Unaudited)

Municipal Bonds (97.88%)
                                                       Maturity   Principal    Market
Vermont (91.86%)                              Rate       Date      Amount      Value
    Vermont General Obligation
       1995 Municipal Bond Bank               5.5%     12/01/22  $ 100,000  $  96,875

    Vermont Educational and
       Health Buildings Financing Agency
       1991 Revenue Bond (FHA Insured)
       (Helen Porter Nursing Home Project)    7.10%    02/01/31    275,000     284,515

       1993 Revenue Bond
       (Medical Center Hospital)              6.00%    09/01/22    375,000     377,812

       1999 Revenue Bond
       (Middlebury College Project)           5.00%    11/01/38    580,000     495,900

       1993 Revenue Bond
       (Norwich University Project)           6.00%    09/01/13    105,000     106,050

       1998 Revenue Bond
       (Norwich University Project)           5.50%    07/01/21    550,000     501,188

       1994 Revenue Bond
       (St. Johnsbury Academy Project)        7.15%    04/15/14  1,145,000   1,183,644

       1994 Revenue Bond
       (St. Johnsbury Academy Project)        7.375%   04/15/24    325,000     337,594

       1993 Revenue Bond
       (Champlain College Project)            6.00%    10/01/13    270,000     273,375

       1994 Revenue Bond
       (Landmark College Project)             7.15%    11/01/14    500,000     535,000

       1996 Revenue Bond
       (Lyndon Institute)                     6.60%    12/01/14    335,000     349,238

       1996 Revenue Bond
       (Northwestern Medical Center)          6.25%    09/01/18    430,000     382,700

       1991 Revenue Bond
       (Vermont Law School)                   8.15%    01/01/11     50,000      51,364

    Vermont State Agricultural College
       1998 Revenue Bond                      4.75%    10/01/29    110,000      91,162

    Vermont Housing Finance Agency
       Single Family Mortgage-Backed Bond
       1989 Series A                          7.85%    12/01/29    230,000     232,875
       1994 Series 5                          6.875%   11/01/16     95,000      98,800
       1999 Series 1                          5.25%    05/01/29    450,000     394,875
       2000 Series 12                         6.30%    11/01/31    250,000     252,812

    Vermont Housing Finance Agency
       Multi-Family Mortgage-Backed Bond
       1995 Series A                          6.15%    02/15/14    100,000     102,750
       1999 Series A                          5.125%   02/15/20    400,000     367,000

    Vermont Economic Development Authority
       Wake Robin                             6.00%    03/01/22    150,000     144,562
       Wake Robin                             6.30%    03/01/33    600,000     597,750
                                                                             ---------
         Total Vermont Bonds                                                 7,257,841
                                                                             ---------
Puerto Rico (6.02%)
    Puerto Rico Industrial, Building
       Medical & Environmental Authority
       1993 Revenue Bond
       (Public Building Authority)            5.75%    07/01/16    200,000     203,250

       1994 Revenue Bond
       (Ryder Memorial Hospital Project)      6.60%    05/01/14    275,000     272,594
                                                                             ---------
           Total Puerto Rico Bonds                                             475,844
                                                                             ---------
          Total investments in securities
              (Cost $7,936,199) (97.88) (1)                                  7,733,685
          Other assets and liabilities,
                 net (2.12%)                                                   167,363
                                                                             ---------
          Net assets (100%)                                                 $7,901,048
                                                                             =========

(1) The cost of investments for federal income tax purposes amounted to $8,030,080. Gross unrealized appreciation and depreciation of investments based on identified tax cost at June 30, 2000 are as follows:

          Gross unrealized appreciation                                     $   57,207
          Gross unrealized depreciation                                       (259,721)
                                                                             ---------
          Net unrealized depreciation                                       $ (202,514)
                                                                             =========

TAX FREE FUND OF VERMONT, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Tax Free Fund of Vermont, Inc. (the "Fund") was incorporated under the laws of the State of Vermont on May 20, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund's investment goal is to seek the highest level of current income exempt from Federal and Vermont income taxes for shareholders as is consistent with the prudent investment management of the principal invested by shareholders.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

          (A) SECURITY VALUATION

Portfolio securities are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors.

          (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Realized gains and losses are recorded on the specific identification method. Interest income is accrued on a daily basis. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code.

          (C) INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all taxable income to the Fund's shareholders. Therefore, no Federal income tax provision is required. By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus.

           (D) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to declare daily and distribute monthly to its shareholders dividends from net investment income and to declare and distribute annually net realized long-term capital gains, if any. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of post-October capital losses. Each distribution will be made in shares or, at the option of the shareholder, in cash.

           (E) USE OF ESTIMATES

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) PURCHASES AND SALES OF SECURITIES

Costs of purchases and proceeds from sales of securities for the Fund for the six months ended June 30, 2000 aggregated $931,808 and $1,726,225, respectively.

(3) CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                2000                   1999
                                        --------------------   --------------------
                                        Shares        Amount    Shares       Amount
                                        ------        ------    ------       ------
         Shares sold                     17,403   $  163,873   140,629   $1,418,617
         Shares issued in
          reinvestment of dividends      11,808      111,776    27,637      273,576
         Shares redeemed               (118,266)  (1,122,638) (186,921)  (1,855,693)
                                        -------    ---------   -------    ---------
           Net increase (decrease)      (89,055)  $ (846,989)  (18,655)  $ (163,500)
                                        =======    =========   =======    =========

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As compensation for its management services, the Fund has agreed to pay Vermont Fund Advisors, Inc. (the "Advisor") a fee computed at the annual rate of .7% (seven-tenths of 1 percent) of average daily net asset value. This fee is reduced to .6% of average daily net assets over $10 million. However, the Advisor may voluntarily waive or refund investment advisory fees payable to it under the Advisory Agreement and assume and pay or otherwise reimburse the Fund for other operating expenses to whatever extent deemed necessary and appropriate. There was no reimbursement made by the Advisor for the six months ended June 30, 2000.

In addition, the Fund has entered into an Administrative Services Agreement with the Advisor. The Agreement provides for a fee computed at a rate of .08% (eight-one hundredths of 1 percent) on the average daily net asset value of the Fund to be paid for administrative services received by the Fund. For the six months ended June 30, 2000, administrative services fees paid by the Fund totaled $3,198.

A director and shareholder of the Advisor also serves as president and as a director of the Fund. Officers of the Fund and interested directors receive no compensation directly from the Fund.

On July 1, 2000, Independent Fund Advisors of Vermont, Inc. became the investment advisor, replacing Vermont Fund Advisors, Inc. The change was approved by shareholders at the annual meeting held June 20, 2000.

(5) CONCENTRATION OF CREDIT RISK

The Fund invests a substantial proportion of its investments in debt obligations issued by the State of Vermont and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Vermont municipal securities than is a fund that is not concentrated in these issuers to the same extent.

(6) ANNUAL SHAREHOLDERS MEETING

At the annual shareholders' meeting held June 20, 2000, shareholders approved the following by the votes indicated:

         Election of Directors:      For       Against      Abstain
      Stephen Anthony Carbine      517,752      none         45,783
           Winfred Thomas          517,752      none         45,783
           William Hahn            517,752      none         45,783

      Election of Independent Fund Advisors of Vermont, Inc. as advisor for the Fund:
                                     For       Against      Abstain

         Votes Cast                517,752      none         45,783